Accounts receivable	6 Months Ended
Jun. 30, 2026
Trade and other receivables [abstract]
Accounts receivable	Accounts receivable
The following table presents the trade receivable and accrued contract revenue less the expected credit loss (in USD thousands):

	June 30, 2026	December 31, 2025
Trade receivable	$12,122	$14,404
Accrued contract revenue	2,253	963
Allowance for expected credit losses	(263)	(366)
Net accounts receivable	$14,112	$15,001
The Company records increases to, reversals of, and write-offs of the allowance for expected credit losses as “Selling and Marketing” expenses within its interim condensed consolidated statements of loss. The following table provides a reconciliation of the allowance for expected credit losses for the six months ended June 30, 2026 and 2025, that is deducted from the gross carrying amount of accounts receivable to present the net amount expected to be collected (in USD thousands):

	2026	2025
As of January 1	$366	$394
Increase	123	387
Reversals	(83)	(135)
Write-off	(138)	2
Currency translation adjustments	(5)	71
As of June 30	$263	$719

As of June 30, 2026 and December 31, 2025, the Company’s largest customer’s balance represented 16% and 15% of accounts receivable, respectively. All customer balances that individually exceeded 1% of accounts receivable in aggregate amounted to $6.6 million and $8.3 million as of June 30, 2026 and December 31, 2025, respectively.